SCHEDULE 14A
                                (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement        [ ]  Confidential, For Use of the
[X]  Definitive Proxy Statement              Commission Only (as Permitted
[ ]  Definitive Additional Materials         by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or  240.14a-12

                                 THE GCG TRUST
                           ------------------------
               (Name of Registrant as Specified In Its Charter)

                                 THE GCG TRUST
                           ------------------------
                    (Name of Person Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:_____
     (2)  Aggregate number of securities to which transaction applies:________
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:_________________________________
     (4)  Proposed maximum aggregate value of transaction:____________________
     (5)  Total fee paid:_____________________________________________________

[ ]  Fee paid previously with preliminary materials.__________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:_____________________________________________
     (2)  Form, Schedule or Registration Statement No.:_______________________
     (3)  Filing Party:_______________________________________________________
     (4)  Date Filed:_________________________________________________________

                                  THE GCG TRUST
                               1475 DUNWOODY DRIVE
                             WEST CHESTER, PA 19380

March 16, 2001


Dear Valued Client:


I am writing to advise you of certain proposals that effect the Global Fixed Income Series in which your ING Variable Annuity Contract invests. We are requesting your voting instructions to appoint Pacific Investment Management Company LLC ("PIMCO") as the new portfolio manager of the Global Fixed Income Series; to change the fundamental investment objective of the Series; and to change the Series' sub-classification from non-diversified to diversified.

We are confident that the addition of PIMCO will make ING VARIABLE ANNUITIES an even more attractive choice for your investment dollars. Here are some reasons why we are confident:

         o CONSISTENCY AND INNOVATION. PIMCO is one of the world's leading fixed income managers. PIMCO's mission is to enrich and preserve client assets and to provide clients with the highest quality investment management service.

         o COMMITMENT. PIMCO's commitment to outperforming the major bond indices without significantly increasing risk in both bull and bear markets has distinguished the firm as a leading money manager.

         o PORTFOLIO MANAGEMENT EXPERTISE. As the world's largest active bond manager, PIMCO's portfolio managers have expertise in all sectors of the bond market.

          o BILL GROSS. PIMCO founder and managing director, Bill Gross, will manage the Portfolio. Mr. Gross manages PIMCO Total Return Fund--America's largest bond fund and the comparable mutual fund to the Core Bond Series--and recently was recognized by Morningstar as its Fixed Income Manager of the Year.


The GCG Trust's Board of Trustees has approved these changes in management, investment objective and sub-classification. Therefore, it recommends that you cast your vote "FOR" the approval of these changes. Please review the enclosed proxy statement to cast your vote and return the Proxy Card promptly in the postage paid envelope provided.

Thank you for your attention to this matter. Should you have any questions or concerns, please do not hesitate to contact us at 1-800-366-0066.

Sincerely,
/S/ Barnett Chernow
Barnett Chernow
President

                                  THE GCG TRUST
                               1475 DUNWOODY DRIVE
                            WEST CHESTER, PA 19380
                                  800-366-0066

                          NOTICE OF SPECIAL MEETING OF
                               SHAREHOLDERS OF THE
                           GLOBAL FIXED INCOME SERIES

                                 APRIL 17, 2001

To the Shareholders of the Global Fixed Income Series of The GCG Trust:


       Notice is hereby given to the holders of shares of beneficial interest (the "Shares") of the Global Fixed Income Series of The GCG Trust (the "Trust"), a Massachusetts business trust, that a Special Meeting of the Shareholders of the Trust (the "Meeting") will be held at the Trust's principal executive offices at 1475 Dunwoody Drive, West Chester, PA 19380, on April 17, 2001, at 10:00 a.m., local time, for the purposes set forth below.

          1. To approve a new Portfolio Management Agreement among the Trust, Directed Services, Inc. ("DSI") and Pacific Investment Management Company LLC.

          2. To approve a change to the fundamental investment objective of the Global Fixed Income Series.

          3. To change the Global Fixed Income Series' sub-classification under the Investment Company Act of 1940, as amended, from non-diversified to diversified.

          4. To transact such other business as may properly come before the Meeting or any adjournment thereof.


       The Board of Trustees has fixed the close of business on January 31, 2001 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

                                           /S/ Myles R. Tashman
                                           By Order of the Board of Trustees
                                           Myles R. Tashman, Secretary

March 16, 2001




-------------------------------------------------------------------------------
MANAGEMENT OF THE TRUST RECOMMENDS THAT YOU CAST YOUR VOTE FOR THE APPROVAL
OF THE PROPOSALS.

YOUR VOTE IS IMPORTANT! PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ACCOMPANYING POSTAGE PREPAID ENVELOPE.

IF YOU SIGN, DATE AND RETURN THE PROXY BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED IN FAVOR OF THE PROPOSALS NOTICED ABOVE.
-------------------------------------------------------------------------------

                                  THE GCG TRUST
                               1475 DUNWOODY DRIVE
                        WEST CHESTER, PENNSYLVANIA 19380
                                  800-366-0066

-------------------------------------------------------------------------------
                                 PROXY STATEMENT
-------------------------------------------------------------------------------

                     SPECIAL MEETING OF SHAREHOLDERS OF THE
                           GLOBAL FIXED INCOME SERIES
                                   TO BE HELD

                                 APRIL 17, 2001

       THIS PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION BY THE BOARD OF TRUSTEES (THE "BOARD" OR "TRUSTEES") OF THE GCG TRUST (THE "TRUST"), A MASSACHUSETTS BUSINESS TRUST, OF PROXIES TO BE VOTED AT A SPECIAL MEETING OF THE SHAREHOLDERS OF THE TRUST, AND AT ANY AND ALL ADJOURNMENTS THEREOF (THE "MEETING"), TO BE HELD AT THE TRUST'S PRINCIPAL EXECUTIVE OFFICES AT 1475 DUNWOODY DRIVE, WEST CHESTER, PA 19380, ON APRIL 17, 2001, AT 10:00 A.M. LOCAL TIME. THE APPROXIMATE MAILING DATE OF THIS PROXY STATEMENT AND ACCOMPANYING FORM OF PROXY IS MARCH 16, 2001.

       The Board has fixed the close of business on January 31, 2001, as the record date (the "Record Date") for the determination of holders of shares of beneficial interest ("Shares") in the Global Fixed Income Series (the "Series") of the Trust entitled to vote at the Meeting. Shareholders on the Record Date will be entitled to one vote for each full Share held and a fractional vote for each fractional Share.

       The Board of the Trust is soliciting shareholder votes on the proposals affecting only the Series. Only shareholders of the Series are being requested to vote on the proposals (the "Proposals") set forth below:

          1. To approve a new Portfolio Management Agreement among the Trust, Directed Services, Inc. ("DSI") and Pacific Investment Management Company LLC on behalf of the Global Fixed Income Series.

          2. To approve a change in the Global Fixed Income Series' fundamental investment objective.

          3. To change the Global Fixed Income Series' sub-classification under the Investment Company Act of 1940, as amended, from non-diversified to diversified.

          4. To transact such other business as may properly come before the Meeting or any adjournment thereof.


       The new Portfolio Management Agreement (the "New Portfolio Management Agreement") will not result in higher shareholder fees.

       The Series represented by this Proxy Statement is one (1) of twenty-eight
(28) operational portfolios of the Trust. The Shares of the Series currently are offered only to the separate accounts of affiliated insurance companies: Golden American Life Insurance Company ("Golden American"), First Golden American Life Insurance Company of New York ("First Golden") and Equitable Life Insurance Company of Iowa ("Equitable Life") (collectively, the "Participating Insurance Companies") to serve as an investment medium for variable annuity contracts and variable life insurance policies (collectively, the "Variable Contracts") issued by the Participating Insurance Companies. These separate accounts are registered with the Securities and Exchange Commission as unit investment trusts under the Investment Company Act of 1940 (the "1940 Act"). In accordance with the 1940 Act, it is expected that each Participating Insurance Company, issuing a Variable Contract funded by a registered separate account that participates in the Trust, will request voting instructions from the owners of the Variable Contracts (the "Variable Contract Owners"). The Participating Insurance Companies are required to vote Shares of the Series held by their registered separate accounts in accordance with instructions received from Variable Contract Owners. Each Participating Insurance Company is also required to vote Shares of the Series held in each registered separate account for which it has not received instructions in the same proportion as it votes Shares held by that separate account for which it has received instructions from Variable Contract Owners. Shares held by each Participating Insurance Company in its general account, if any, must be voted in the same proportion as the votes cast with respect to Shares held in all of the insurer's separate accounts, in the aggregate. Variable Contract Owners permitted to give instructions for the Series and the number of shares for which such instructions may be given for purposes of voting at the Meeting, and at any adjournment thereof, will be determined as of the Record Date for the Meeting.

       A proxy may be revoked at any time before it is voted by the furnishing of a written revocation, properly executed, to the Trust's Secretary before the Meeting or by attending and revoking it at the Meeting. In addition to the solicitation of proxies by mail, proxies may be solicited by officers and employees of the Trust or Golden American or their agents or affiliates personally or by telephone. All expenses in connection with the solicitation of the proxies will be borne by DSI, the manager of the Trust.

       VOTING. Shares, which represent interests in the Series, are being asked to vote on the Proposals, and as appropriate, any other business that may properly come before the Meeting. The voting requirement for approval of these Proposals requires a vote of the "majority of the outstanding voting securities" of the Series which means the lesser of: (i) 67% or more of the Shares of the Series entitled to vote thereon present at the Meeting, if the holders of more than 50% of the outstanding shares of the Series are present or represented by proxy; or (ii) more than 50% of the outstanding Shares of the Series.

       In the event that a quorum is present at the Meeting but sufficient votes to approve the Proposals are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies for the Proposals provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of the shareholders. Such action should be based on a consideration of all relevant factors including the nature of the Proposals, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such solicitation. A vote may be taken on the Proposals prior to any adjournment if sufficient votes have been received for approval of the Proposals.

       The presence in person or by proxy of the holders of thirty percent (30%) of the outstanding Shares is required to constitute a quorum at the Meeting. As of the Record Date, the sole shareholders of the Series were the Participating Insurance Companies. Since the Participating Insurance Companies are the legal owners of the Shares, attendance by the Participating Insurance Companies at the Meeting will constitute a quorum under the Trust's Amended and Restated Agreement and Declaration of Trust. Shares beneficially held by Variable Contract Owners present in person or represented by proxy at the Meeting will be counted for the purpose of calculating the votes cast on the issues before the Meeting. For purposes of determining the presence of a quorum and counting votes on the matters presented, shares represented by abstentions will be counted as present, but not cast, at the Meeting. Under the 1940 Act, the affirmative vote necessary to approve a matter under consideration may be determined with reference to a percentage of votes present at the Meeting or a percentage of the Series' outstanding shares, which would have the effect of treating abstentions as if they were votes against the Proposals.

       THE TRUST WILL FURNISH, WITHOUT CHARGE, A COPY OF THE TRUST'S MOST RECENT ANNUAL REPORT TO SHAREHOLDERS AND SEMI-ANNUAL REPORT TO SHAREHOLDERS, UPON REQUEST, EITHER BY WRITING TO THE TRUST AT 1475 DUNWOODY DRIVE, WEST CHESTER, PENNSYLVANIA 19380, OR BY CALLING TOLL-FREE (800) 366-0066. THE ANNUAL REPORT AND SEMI-ANNUAL REPORT WILL BE MAILED TO YOU BY FIRST-CLASS MAIL WITHIN THREE BUSINESS DAYS OF YOUR REQUEST.

       The Trust knows of no items of business other than the Proposals mentioned in the Notice, which will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named as proxies to vote proxies in accordance with their best judgment.

INTRODUCTION

       Investment management services are provided to the Trust and each of its several Series by Directed Services, Inc. ("DSI"), an indirect subsidiary of ING Groep N.V. ("ING"), located at 1475 Dunwoody Drive, West Chester, Pennsylvania 19380, pursuant to an investment management agreement between DSI and the Trust. Subject to the supervision and approval of the Board and approval of the shareholders of the respective Series, DSI is responsible for engaging various investment advisory organizations (each, a "portfolio manager") to provide portfolio management services to the respective Series.

       DSI is responsible for monitoring and evaluating the performance of the Trust's various portfolio managers. DSI has carefully monitored the performance of the Global Fixed Income Series since the Series commenced operations and reported its findings to the Board on a quarterly basis. The Board examined in detail the performance of the Global Fixed Income Series compared to both its benchmark, the Merrill Lynch Global Government Bond Index, and its peer group of mutual funds. After careful deliberation and discussion, the Board, at a Board of Trustees' meeting on February 22, 2001, and upon DSI's recommendation, approved the reconfiguration of the Global Fixed Income Series from a global bond to a total return bond fund. This reconfiguration will result in the Series focusing more on domestic fixed income securities rather than foreign ones. In conjunction with the reconfiguration of the Series, the Board also approved an amendment to the Management Agreement between DSI and the Trust to (1) change the name of the Global Fixed Income Series to the Core Bond Series and to (2) change the annual management fee that the Series pays to DSI, which is based on the Series' average daily net assets, from 1.60% to 1.00% for the first $100 million; 0.90% for the next $100 million; and 0.80% in excess of $200 million. In addition, the Board approved a revision to the Series' non-fundamental investment policies to better reflect the new management style and orientation of the Series' total return strategy.

       These modifications, which were approved by the Trustees, do not require specific shareholder approval and will go into effect on or around May 1, 2001.

       In connection with the reconfiguration of the Series, the Board also approved certain changes that are subject to obtaining shareholder approval. The Board approved the appointment of Pacific Investment Management Company LLC ("PIMCO") as the new portfolio manager to replace Baring International Limited ("Baring"), the current portfolio manager; approved a change in the fundamental investment objective of the Series; and approved a change to the Series' sub-classification under the 1940 Act from non-diversified to diversified. These changes are discussed in more detail below.

       Following its approval of the New Portfolio Management Agreement, and changes to the investment objective and sub-classification of the Series, the Board recommended that these proposed changes be submitted to the shareholders of the Series for their approval. If the Proposals are approved by a majority vote of the outstanding shares of the Series, they will become effective with respect to the Series on May 1, 2001. If the shareholders of the Series should fail to approve the Proposals, the Board will consider the appropriate action to take.


                                   PROPOSAL 1

               APPROVAL OF THE NEW PORTFOLIO MANAGEMENT AGREEMENT
                         AMONG THE TRUST, DSI AND PIMCO

       Shareholders of the Global Fixed Income Series are asked to approve a New Portfolio Management Agreement among the Trust on behalf of the Series, Directed Services, Inc. ("DSI") and Pacific Investment Management Company LLC ("PIMCO") under which PIMCO would become the portfolio manager of the Series beginning on May 1, 2001. The Board of Trustees has approved the appointment of PIMCO to serve as the new portfolio manager of the Series subject to obtaining shareholder approval.

CONSIDERATION BY THE BOARD OF TRUSTEES

       In determining whether it was appropriate to approve the New Portfolio Management Agreement with PIMCO for the Series and to recommend approval to shareholders, a majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust, DSI or PIMCO (the "Independent Trustees"), considered various matters and materials provided by DSI and PIMCO. Information considered by the Trustees included, among other things, the following: (1) the compensation to be received by PIMCO from DSI (not the Trust) for its portfolio management services and the fairness and reasonableness of such compensation; (2) any indirect benefit PIMCO may derive from its relationship with the Trust; (3) the nature and the quality of the portfolio management services expected to be rendered under the New Portfolio Management Agreement; (4) the background and prior experience of PIMCO and its team of investment professionals; (5) the financial condition of PIMCO; (6) the assessment of PIMCO's operational and compliance capabilities; (7) the working relation between DSI and PIMCO; and (8) the overall reputation and standing of PIMCO in the investment community.

       In addition, the Trustees took into consideration the Series' underperformance of its benchmark and its peers under the current portfolio manager, and the attractive performance record of PIMCO's total return investment strategies and expertise in the fixed income arena. The Trustees also concluded that DSI's efforts to increase the assets of the Series and to provide high quality investment management services would be enhanced if PIMCO served as the Series' portfolio manager.

COMPARISON OF THE EXISTING PORTFOLIO MANAGEMENT AGREEMENT WITH THE NEW PORTFOLIO MANAGEMENT AGREEMENT

       The New Portfolio Management Agreement is substantially similar in all material respects to the existing portfolio management agreement (the "Existing Portfolio Management Agreement") with Baring International Limited ("Baring"), except that the annual rate of compensation is significantly lower in the New Portfolio Management Agreement. The lower fee is reflective of the change in orientation of the Series' principal investment policies from a global bond fund to a more diversified domestic bond fund.

THE EXISTING PORTFOLIO MANAGEMENT AGREEMENT WITH BARING

       In accordance with provisions for the delegation of authority, DSI and the Trust entered into a portfolio management agreement with Baring for the Global Fixed Income Series pursuant to which portfolio management duties were delegated by DSI to Baring. The Existing Portfolio Management Agreement with Baring, dated October 24, 1997, was last approved by the shareholders of the Series on October 9, 1997 for the purposes of initial approval and has been reapproved annually thereafter by the Board of Trustees, including a majority of the Independent Trustees.

       Under the terms of the Existing Portfolio Management Agreement, Baring agreed to furnish the Series with portfolio management services in connection with a continuous investment program for the Series' portfolio which is to be managed in accordance with the investment objective, investment policies and restrictions of the Series as set forth in the prospectus and statement of additional information of the Trust and in accordance with the Trust's Amended and Restated Declaration of Trust and By-Laws.

       The rate of compensation under the Existing Portfolio Management Agreement, as paid by DSI (not the Trust), and based on the Series' average daily net assets is 0.45% of first $200 million, 0.30% of next $500 million, 0.25% of next $1 billion, and 0.10% in excess of $2 billion.

       TERM AND TERMINATION. The Existing Portfolio Management Agreement provides that it would remain in effect for two years from the date of the Agreement, and be renewable thereafter for successive annual periods as long as such continuance is approved in accordance with the 1940 Act. The Existing Portfolio Management Agreement can be terminated at any time without penalty upon 60 days' written notice to the other party to the Agreement, and would terminate automatically in the event of its "assignment" by either party as defined under the 1940 Act.

       On March 1, 2001, the Board of Trustees, through the Manager, received a tendered resignation from Baring as portfolio manager to the Series to become effective on May 1, 2001. Baring's compensation will be prorated to the date of termination.

THE PROPOSED NEW PORTFOLIO MANAGEMENT AGREEMENT WITH PIMCO

       The terms and conditions of the New Portfolio Management Agreement with PIMCO, with respect to the Series, are substantially similar in all material respects to those of the Existing Portfolio Management Agreement as described above, except that the portfolio manager fee payable to PIMCO by DSI (not the Trust) is lower at the Series' current asset level.

       Under the PIMCO Agreement, PIMCO will receive a portfolio management fee of 0.25% of the Series' daily net assets. The lower portfolio management fee reflects the change in orientation of the Series' principal investment policies from a global bond fund to a more diversified domestic bond fund.

       At its meeting on February 22, 2001, the Board approved the New Portfolio Management Agreement with PIMCO and recommended that it be submitted to shareholders for their approval. The New Portfolio Management Agreement is attached as Exhibit A.

       At the same Board meeting, the Board of Trustees, including a majority of the Independent Trustees, approved an amendment to the Management Agreement between the Trust and DSI to reduce the management fee to be paid to DSI for managing the Global Fixed Income Series from 1.60% on all assets to the following fee rates for managing the Core Bond Series:

                1.00% of the first $100 million;
                0.90% of the next $100 million;
                0.80% in excessof $200million.

       The reduction of the management fee in conjunction with the lower portfolio management fee to be paid to PIMCO under the New Portfolio Management Agreement represents an overall reduction in advisory fees paid by the Trust.

       If the New Portfolio Management Agreement is approved by the shareholders of the Series, it will become effective with respect to the Series as of May 1, 2001, and will remain in effect for two years and thereafter for successive annual periods as long as such continuance is approved in accordance with the 1940 Act. The New Portfolio Management Agreement may be terminated at any time without penalty upon 60 days' written notice to the other parties to the Agreement, and will automatically terminate in the event of its assignment by any party as defined under the 1940 Act.

ABOUT PIMCO

       PIMCO, located at 840 Newport Center Drive, Suite 300, Newport Beach, CA, is a registered investment adviser under the Investment Advisers Act of 1940. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and mutual funds.

       PIMCO is a Delaware Limited Liability Company and is a subsidiary of PIMCO Advisors L.P. ("PIMCO Advisors"). PIMCO Advisors was organized as a limited partnership under Delaware law in 1987. PIMCO Advisors' sole general partner is Alianz-PacLife Partners LLC. Allianz-PacLife Partners LLC is a Delaware limited liability company with two members, PIMCO Holding LLC, a Delaware limited liability company, and Pacific Asset Management LLC, a Delaware limited liability company. Pacific Asset Management LLC is a wholly owned subsidiary of Pacific Life Insurance Company, which is a wholly owned subsidiary of Pacific Mutual Holding Company. Pacific Life Insurance Company is a California-based insurance company that owns an indirect minority equity interest in PIMCO Advisors, L.P. PIMCO Holding LLC's sole member is Allianz GP Sub LLC which is a wholly owned subsidiary of Allianz of America, Inc., which in turn is wholly owned by Allianz AG. Allianz AG is a European-based, multinational insurance and financial services holding company. Allianz AG indirectly holds a controlling interest in PIMCO Advisors L.P.

       See the Appendix for a list of the directors and principal executive officers of PIMCO; a table setting forth the other investment companies managed by PIMCO with similar investment policies and objectives to those of the Core Bond Series; and other information about PIMCO.

TRUSTEES' RECOMMENDATION REGARDING THE PROPOSAL

       A majority of the Trustees, including a majority of the Independent Trustees, concluded that the terms of the New Portfolio Management Agreement with PIMCO are fair and reasonable and in the best interests of the Series and its shareholders. The Board further concluded that the engagement of PIMCO as portfolio manager to the Series would offer the Series access to highly effective management and advisory services and capabilities. Accordingly, and as required in accordance with the 1940 Act, a majority of the Trustees, including a majority of the Independent Trustees, approved and recommended submission of the New Portfolio Management Agreement to shareholders of the Series for their approval.

             THE TRUSTEES RECOMMEND THAT YOU VOTE "FOR" PROPOSAL 1.



                                   PROPOSAL 2

                           APPROVAL OF CHANGES TO THE
                       INVESTMENT OBJECTIVE OF THE SERIES

       As currently in effect, the Series' investment objective is to seek "high total return." The proposed modification in the Series' objective, which was approved by the Trustees at a meeting held on February 22, 2001, entails restating the Series' objective to seek "maximum total return, consistent with preservation of capital and prudent investment management." The Series seeks to achieve this new objective through substantially similar investments such as purchase of investment-grade debt and equity securities and the use of certain sophisticated investment strategies and techniques, but will not focus as much on foreign securities.

COMPARISON OF INVESTMENT OBJECTIVES AND STRATEGIES

       The investment objective and policies of the current Global Fixed Income Series and the reconfigured Core Bond Series are similar. The Global Fixed Income Series seeks high total return and pursues its objective by investing primarily in both foreign and domestic high-grade debt securities. As its name implies, the Global Fixed Income Series is required to invest at least 65% of its assets in three or more countries, one of which may be the United States. The Core Bond Series seeks maximum total return consistent with preservation of capital and prudent investment management and pursues its objective by primarily investing in investment grade U.S. debt securities. Under normal circumstances, the Series invests at least 65% of its assets in a diversified portfolio of fixed income instruments of varying maturities. The average portfolio duration of the Core Bond Series will normally vary within a three-to-six year time frame based on the Portfolio Manager's forecast for interest rates. The Core Bond Series will not emphasize investment in foreign securities to the same extent as the Global Fixed Income Series. However, the Core Bond Series may invest up to 20% of its assets in securities denominated in foreign currencies and will normally hedge at least 75% of its exposure to foreign currency exchange rates. In addition, the Core Bond Series may invest up to 10% of its assets in high yield securities ("junk bonds") and may invest all of its assets in derivative instruments.

COMPARISON OF PRINCIPAL RISK FACTORS

       Many of the risks of investing in the Global Fixed Income Series would be the same for the Core Bond Series. A principal risk of investing in each of the Series is that you may lose money on your investment. In addition, both Series share the following principal investment risks:

          o MANAGER RISK. A portfolio manager of a portfolio may do a mediocre or poor job in selecting securities.

          o INTEREST RATE RISK. The prices of debt securities generally tend to move in the opposite direction to interest rates. When interest rates are rising, the prices of debt securities tend to fall. When interest rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

          o CREDIT RISK. A bond issuer (debtor) may fail to repay interest and principal in a timely manner. The price of a security a portfolio holds may fall due to changing economic, political or market conditions or disappointing earnings results.

          o FOREIGN INVESTMENT RISK. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the United States, and foreign controls on investments. In addition, the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

          o CURRENCY RISK. Portfolios that invest directly in foreign currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

               Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, a portfolio's investments in foreign currency-denominated securities may reduce the returns of the Portfolio.

       The Global Fixed Income Series is subject to the additional principal risks of income risk; call risk; geographic concentration risk; and diversification risk. The Core Bond Series would be subject to the additional principal risks of market and company risk; derivative risk; liquidity risk; mortgage risk and leveraging risk. These investment risks are described in more detail below.

ADDITIONAL INVESTMENT RISKS OF THE GLOBAL FIXED INCOME SERIES:

          o INCOME RISK. A portfolio's income may fall due to falling interest rates. Income risk is generally the greatest for short-term bonds, and the least for long-term bonds. Changes in interest rates will affect bond prices as well as bond income.

          o CALL RISK. During periods of falling interest rates, a bond issuer may "call," or repay, its high yielding bond before the bond's maturity date. Forced to invest the unanticipated proceeds at lower interest rates, a portfolio would experience a decline in income.

          o GEOGRAPHIC CONCENTRATION RISK. If a fund invests most of its assets in a single country or region, its portfolio will be more susceptible to factors adversely affecting issuers located in that country or region than would a more geographically diverse portfolio of securities.

          o DIVERSIFICATION RISK. A non-diversified fund will be more volatile than a diversified fund because it invests its assets in a smaller number of issuers. The gains or losses on a single security or issuer will, therefore, have a greater impact on the non-diversified fund's net asset value.

ADDITIONAL INVESTMENT RISKS OF THE CORE BOND SERIES:

          o MARKET AND COMPANY RISK. The price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market.

          o DERIVATIVE RISK. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Portfolio may use are described in more detail under "Investment Objectives and Additional Investment Strategies and Associated Risks" in the Statement of Additional Information. The Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. A Portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks, such as liquidity risk, interest rate risk, market risk, credit risk and manager risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Portfolio will engage in these transactions to reduce exposure to other risks when that would be beneficial.

          o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio's investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

          o MORTGAGE RISK. A Portfolio that purchases mortgage-related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Portfolio Manager will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Portfolio's portfolio securities.


TRUSTEES' RECOMMENDATION REGARDING THE PROPOSAL

       In light of the above, the Trustees concluded that the change to the investment objective of the Series is in the best interest of the Series' shareholders. Accordingly, the Board of Trustees, including the Trustees who are not interested persons of any party involved with the changes, recommends the approval of Proposal 2.

             THE TRUSTEES RECOMMEND THAT YOU VOTE "FOR" PROPOSAL 2.



                                   PROPOSAL 3

         APPROVAL OF CHANGING THE SUB-CLASSIFICATION OF THE SERIES FROM
                         NON-DIVERSIFIED TO DIVERSIFIED

       The Board has adopted, subject to shareholder approval, the recommendation of DSI, the Series' investment manager, that the Series' sub-classification be changed from "non-diversified" to "diversified.

       The Global Fixed Income Series is currently classified as non-diversified under Section 5(b) of the 1940 Act. The proposed new portfolio manager, PIMCO, has requested that the Core Bond Series be classified as a diversified company under Section 5(b) of the 1940 Act. As a "diversified" fund, the Series must have at least 75% of the value of its total assets in cash and cash items (including receivables), U.S. government securities, securities of other investment companies, and other securities (the "75% basket"). For purposes of the 75% basket, the Series may not count securities of a single issuer that account for more than 5% of the Series' total assets or that constitute more than 10% of such issuer's outstanding voting securities as "other securities." These restrictions apply only at the time of investment. A non-diversified fund is not subject to these restrictions.

TRUSTEES RECOMMENDATION REGARDING THE PROPOSAL

       The Board recommends that shareholders approve the Proposal to change the Series' sub-classification from "non-diversified" to "diversified." As a diversified series, the Series would be subject to the investment restrictions described above. These restrictions are designed to prevent series that hold themselves out as diversified from being tied too closely to the success of one or a few issuers. In addition, the restrictions are designed to prevent a series from obtaining a controlling interest in the companies in which it invests. Currently, the Global Fixed Income Series is not required to comply with this diversification standard. The Board recommends approval of the change in sub-classification because it would ensure that the Series is more diversified over the securities of many issuers and that it would not own a controlling interest in any company in which it invests. As a diversified fund, the Series may be subject to less risk because the investment by a non-diversified series in fewer issuers will magnify any negative performance by those issuers.

        THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 3.



SHAREHOLDER  ACTION  REQUIRED

       Approval of the Proposals requires the affirmative vote of a majority of the outstanding Shares of the Series, defined as the lesser of (a) 67% or more of the outstanding Shares of the Series present at the Meeting, if holders of more than 50% of the Shares are present or represented by proxy, or (b) more than 50% of the shares of the Series. If the Proposals are not approved, the Trustees will consider other alternatives for the Series.

OUTSTANDING SHARES

       As of the Record Date, January 31, 2001, there were 4,289,598 Shares outstanding for the Series, and no Trustee or executive officer of the Trust, or the Trustees and executive officers as a group beneficially owned any substantial interest in the Series or the Trust.

       As of the Record Date, no Variable Contract Owners were known to the Trust to be the beneficial owner of more than 5% of the Shares of the Series.

       The Series did not pay any brokerage commissions to an indirect subsidiary of ING or affiliate of the Manager during the fiscal year ended December 31, 2000.

       For the fiscal year ended December 31, 2000, DSI paid on behalf of the Global Fixed Income Series a total of $152,930 in portfolio management fees. Had the proposed portfolio management fee been in effect, the portfolio manager would have received $84,961 in portfolio management fees. The proposed fee would have represented a 44.44% decline.

       Additional cost savings to the Trust would result from the decrease in the management fee paid to DSI for the Core Bond Series. For the fiscal year ended December 31, 2000, the Trust on behalf of the Global Fixed Income Series paid DSI a management fee of $543,750. Had the new management fee for the Core Bond Series been in effect, DSI would have received $339,844 in management fees, which would have represented a 37.50% decline.

OFFICERS AND DIRECTORS OF THE TRUST

       The principal executive officers of the Trust and their ages and principal occupations are set forth below. The executive officers of the Trust are elected annually and each serves until his or her successor shall have been duly elected and qualified. Since January 1, 2001, no Trustee or executive officer of the Trust has had any interest in the Proposals nor has any Trustee or executive officers of the Trust purchased or sold any securities of Baring, PIMCO, DSI or their affiliates.


     NAME AND ADDRESS                      POSITION WITH             BUSINESS AFFILIATIONS AND
                                           THE TRUST                 PRINCIPAL OCCUPATIONS

     Barnett Chernow*                      President,                President and Chairman of the GCG Trust since
     Golden American Life                  Trustee and               December 1999; President and Director, Golden
     Insurance Co.                         Chairman                  American Life Insurance Company, May 1998 to
     1475 Dunwoody Drive                                             present; Executive Vice President, Directed
     West Chester, PA 19380                                          Services, Inc., October 1993 to present; Executive
                                                                     Vice President and then President, First Golden
                                                                     American Life Insurance Company of New York,
                                                                     October 1993 to present. Age 50

     John R. Barmeyer*                     Trustee                   Senior Vice President, General Counsel and
     ING's American Region                                           Secretary of ING America Life Corporation and its
     5780 Powers Ferry Road                                          subsidiaries since 1992. Age 56.
     Atlanta, GA 30327-4390

     J. Michael Earley                     Trustee                   President, and Chief Executive Officer, Bankers
     665 Locust Street                                               Trust Company, Des Moines, Iowa since July 1992.
     Des Moines, IA 50309                                            Age 55.

     R. Barbara Gitenstein                 Trustee                   President, The College of New Jersey since
     Office of the President                                         January, 1999; Trustee Provost, Drake University
     The College of New Jersey                                       from July 1992 to December 1998. Age 53.
     200 Pennington Road
     Ewing, NJ 08628-0718

     Robert A. Grayson                     Trustee                   Co-founder, Grayson Associates, Inc., marketing
     Grayson Associates                                              consultants, since 1970; Adjunct Professor of
     108 Loma Media Road                                             Marketing, New York University School of Business
     Santa Barbara, CA 93103                                         Administration; former Director, The Golden
                                                                     Financial Group, Inc.; former Senior Vice
                                                                     President, David & Charles Advertising. Age 73.

     Myles R. Tashman                      Secretary                 Executive Vice President, Secretary, Golden
     Golden American Life                                            American Life Insurance Company since 1993;
     Insurance Co.                                                   General Counsel since July 1996 and Director since
     1475 Dunwoody Drive                                             January 1998; Director, Executive Vice President,
     West Chester, PA 19380                                          Secretary and General Counsel, Directed Services,
                                                                     Inc. since August 1994; Executive Vice President,
                                                                     Secretary, First Golden American Life Insurance
                                                                     Company of New York; since 1993; General Counsel
                                                                     since July 1996 and Director since January 1998.
                                                                     Age 58.

     Stanley B. Seidler                    Trustee                   President, Iowa Periodicals, Inc. since 1990 and
     P.O. Box 1297                                                   President, Excell Marketing L.C. since 1994. Age
     3301 McKinley Avenue                                            72.
     Des Moines, IA 50321


     NAME AND ADDRESS                      POSITION WITH             BUSINESS AFFILIATIONS AND
                                           THE TRUST                 PRINCIPAL OCCUPATIONS

     Mary Bea Wilkinson                    Treasurer                 Senior Vice President & Treasurer, First
     Golden American Life                                            Golden American Life Insurance Company of New York
     1475 Dunwoody Drive                                             from November 1997 to present; Senior Vice President
     West Chester, PA 19380                                          and Treasurer, Golden American Life Insurance Co.
                                                                     from November 1993 to November 1997; and President
                                                                     and Treasurer, Directed Services, Inc. October
                                                                     1993 to December 1996. Age 44.

     Roger B. Vincent                      Trustee                   President, Springwell Corporation, a corporate
     Springwell Corporation                                          advisory firm located in New York, New York, since
     230 Park Avenue                                                 June 1989; Director, Amerigas Partners, Inc.;
     New York, NY 10169                                              Director, Tatham Offshore, Inc. since June 1996.
                                                                     Formerly, Managing Director Bankers Trust Company.
                                                                     Age 55.

     Elizabeth J. Newell                   Trustee                   President and Chief Executive Officer of
     KRAGIE/NEWELL, Inc.                                             KRAGIE/NEWELL, Inc., a marketing group, since
     2633 Fleur Drive                                                1990. Age 53.
     Des Moines, IA 50321


DISTRIBUTOR

       Shares of the Trust are distributed through Directed Services, Inc. (the "Distributor"). The Distributor's address is 1475 Dunwoody Drive, West Chester, Pennsylvania 19380. The Distributor is a registered broker-dealer and a member of the National Association of Securities Dealers, Inc. (NASD) and acts as Distributor without remuneration from the Trust.

AUDITORS

       Ernst & Young, LLP, Two Commerce Square, Suite 4000, 2001 Market Street, Philadelphia, Pennsylvania 19103-7096, serves as the principal accountants to the Trust.

ADJOURNMENT

       In the event that sufficient votes in favor of the Proposals set forth in the Notice of Meeting are not received by the time scheduled for the Meeting, the persons named as Proxies may propose one or more adjournments of the Meeting after the date set for the original Meeting to permit further solicitation of proxies with respect to the Proposals. In addition, if, in the judgment of the persons named as Proxies, it is advisable to defer action on the proposals, the persons named as Proxies may propose one or more adjournments of the Meeting for a reasonable time. Any such adjournments will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned, as required by the Trust's Amended and Restated Agreement and Declaration of Trust and By-Laws. The persons named as Proxies will vote in favor of such adjournment those Proxies that they are entitled to vote in favor of each Proposal. They will vote against any such adjournment those Proxies required to be voted against the Proposals. None of the costs of any additional solicitation and of any adjourned session will be borne by the Trust. If the Proposals receive sufficient favorable votes by the time of the Meeting, the Proposals will be acted upon and such actions will be final.

ANNUAL REPORT

       The Trust's 2000 Annual Report to Shareholders was mailed on or about February 23, 2001. The 2000 Semi-Annual Report was mailed to shareholders on or about August 31, 2000. IF YOU SHOULD DESIRE AN ADDITIONAL COPY OF ANY OF THESE REPORTS, EACH MAY BE OBTAINED, WITHOUT CHARGE, FROM DSI BY CALLING (800) 366-0066.

COSTS OF SOLICITATION

       The costs associated with the Meeting will be paid by DSI. Neither the Trust nor its shareholders will bear any costs associated with this Meeting.

OTHER BUSINESS

       The management of the Trust knows of no other business to be presented at the Meeting other than the matters set forth in this Proxy Statement. If any other business properly comes before the Meeting, the persons designated as Proxies will exercise their best judgment in deciding how to vote on such matters.

SHAREHOLDER PROPOSAL

       Pursuant to the applicable law of the Commonwealth of Massachusetts, the Amended and Restated Agreement and Declaration of Trust and the By-Laws of the Trust, the Trust need not hold annual or regular shareholder meetings, although special meetings may be called for a specific Series, or for the Trust as a whole, for purposes such as electing or removing Trustees, changing fundamental policies or approving a contract for investment advisory services. Therefore, it is probable that no annual meeting of shareholders will be held in 2001 or in subsequent years until so required by the 1940 Act or other applicable laws. For those years in which annual shareholder meetings are held, proposals which shareholders of the Trust intend to present for inclusion in the proxy materials with respect to the annual meeting of shareholders must be received by the Trust within a reasonable period of time before the solicitation is made.

       Please complete the enclosed Proxy Card and return it promptly in the enclosed self-addressed postage-paid envelope. You may revoke your proxy at any time prior to the Meeting by written notice to the Trust or by submitting a Proxy Card bearing a later date.

                                            By Order of the Board of Trustees

                                            /S/ Myles R. Tashman

                                            Myles R. Tashman, Secretary

February 23, 2001
West Chester, PA

                                   PROXY CARD

                                  THE GCG TRUST

VOTING INSTRUCTIONS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE GCG TRUST FOR SPECIAL MEETING OF SHAREHOLDERS OF THE GLOBAL FIXED INCOME SERIES OF THE GCG TRUST TO BE HELD ON APRIL 17, 2001.

I hereby instruct Golden American Life Insurance Company, First Golden American Life Insurance Company of New York or Equitable Life Insurance Company of Iowa (collectively, the "Companies") to vote the shares of the Global Fixed Income Series of The GCG Trust (the "Trust") as to which I am entitled to give instructions at the Special Meeting of Shareholders of the Trust (the "Special Meeting") to be held on April 17, 2001, at 10:00 a.m. Eastern Time, or any adjournment(s) thereof at 1475 Dunwoody Drive, West Chester, Pennsylvania 19380 as follows:

  UNITS                          PROPOSALS

        1.  To approve a new Portfolio Management Agreement         FOR      AGAINST    ABSTAIN
            among the Trust on behalf of the Global Fixed          [   ]      [   ]      [   ]
            Income Series, Directed Services, Inc. and Pacific
            Investment Management Company LLC;

        2.  To approve a change to the fundamental investment       FOR      AGAINST    ABSTAIN
            objective of the Global Fixed Income Series;           [   ]      [   ]      [   ]

        3.  To change the Series' sub-classification under the
            Investment Company Act of 1940, as amended, from        FOR      AGAINST    ABSTAIN
            non-diversified to diversified; and                    [   ]       [   ]     [   ]

        4.  In the discretion of the Companies, they are
            authorized to vote upon such other business as may      FOR       AGAINST   ABSTAIN
            properly come before the Special Meeting or any        [   ]       [   ]     [   ]
            adjournment thereof.


I hereby revoke any and all voting instructions with respect to such shares heretofore given by me. I acknowledge receipt of the Proxy Statement dated March 16, 2001. I REALIZE IF I SIGN THIS FORM WITHOUT CHECKING A BLOCK WITH RESPECT TO A PROPOSAL LISTED ON THE REVERSE SIDE, MY TIMELY RETURNING OF THIS PROXY WILL BE DEEMED TO BE AN INSTRUCTION TO VOTE IN FAVOR OF THE PROPOSAL.

THIS PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE MEETING BY NOTIFYING GOLDEN IN WRITING.

Date: ____________, 2001                    ___________________________________
                                            Signature -- Please sign exactly as
                                            your name appears below. Please
                                            sign, date and return this Proxy
                                            Card promptly. Signature should be
                                            exactly as name or names appear on
                                            this Proxy Card. If the individual
                                            signing the proxy is a fiduciary
                                            (e.g. attorney, executor, trustee,
                                            guardian, etc.) the individual's
                                            signature must be followed by his or
                                            her full title.

                     PLEASE RETURN THIS PROXY CARD PROMPTLY.

                                    APPENDIX

OTHER INFORMATION REGARDING PACIFIC INVESTMENT MANAGEMENT COMPANY LLC -- DIRECTORS AND EXECUTIVE OFFICERS

THE BUSINESS ADDRESS OF EACH PERSON, EXCEPT AS NOTED OTHERWISE IN THE FOLLOWING, IS 840 NEWPORT CENTER DRIVE, SUITE# 300, NEWPORT BEACH, CA 92660.

  NAME                    POSITION WITH PIMCO                                OTHER AFFILIATIONS

-----------------------------------------------------------------------------------------------
  Benjamin Trosky         Managing Director/Portfolio Manager                          None
-----------------------------------------------------------------------------------------------
  Chris P. Dialynas       Managing Director/Portfolio Manager                          None
-----------------------------------------------------------------------------------------------
  John L. Hague           Managing Director/Portfolio Manager                          None
-----------------------------------------------------------------------------------------------
  Lee R. Thomas           Managing Director/Portfolio Manager                          None
-----------------------------------------------------------------------------------------------
  Mohammed El-Erian       Managing Director/Portfolio Manager                          None
-----------------------------------------------------------------------------------------------
  Pasi Hamalainen         Managing Director/Portfolio Manager                          None
-----------------------------------------------------------------------------------------------
      * Nymphenburger Str. 112-116, Munich, Germany 80636
-----------------------------------------------------------------------------------------------
  Paul A. McCulley        Managing Director/Portfolio Manager                          None
-----------------------------------------------------------------------------------------------
  William C. Powers       Managing Director/Portfolio Manager                          None
-----------------------------------------------------------------------------------------------
  William H. Gross        Managing Director/Portfolio Manager                          None
-----------------------------------------------------------------------------------------------
  Ernest Schmider         Managing Director/Executive Manager                          None
-----------------------------------------------------------------------------------------------
      * Nymphenburger Str. 112-116, Munich, Germany 80636
-----------------------------------------------------------------------------------------------
  Wesley Burns            Managing Director/Executive Manager                          None
-----------------------------------------------------------------------------------------------
  William Thompson        Managing Director/Executive Manager                          None
-----------------------------------------------------------------------------------------------
  Brent Harris            Managing Director/Account Manager-Marketing                  None
-----------------------------------------------------------------------------------------------
  John Loftus             Managing Director/Account Manager-Marketing                  None
-----------------------------------------------------------------------------------------------
  Brent Holden            Managing Director/Account Manager-Client Service             None
-----------------------------------------------------------------------------------------------
  James Muzzy             Managing Director/Account Manager-Client Service             None
-----------------------------------------------------------------------------------------------
  William Benz            Managing Director/Account Manager-Client Service             None
-----------------------------------------------------------------------------------------------
  Margaret Isberg         Managing Director/Account Manager-Marketing                  None
-----------------------------------------------------------------------------------------------
  Andrea S. Feingold      Executive Vice President/Portfolio Manager                   None
-----------------------------------------------------------------------------------------------
  James M. Keller         Executive Vice President/Portfolio Manager                   None
-----------------------------------------------------------------------------------------------
  John B. Brynjolfsson    Executive Vice President/Portfolio Manager                   None
-----------------------------------------------------------------------------------------------
  Scott A. Mather         Executive Vice President/Portfolio Manager                   None
-----------------------------------------------------------------------------------------------
  Scott Simon             Executive Vice President/Portfolio Manager                   None
-----------------------------------------------------------------------------------------------
  Sudi Mariappa           Executive Vice President/Portfolio Manager                   None
-----------------------------------------------------------------------------------------------
  Vineer Bhansali         Executive Vice President/Portfolio Manager                   None
-----------------------------------------------------------------------------------------------
  Dick Weil               Executive Vice President/Executive Manager                   None
-----------------------------------------------------------------------------------------------
  Robert A. Ettl          Executive Vice President/Executive Manager                   None
-----------------------------------------------------------------------------------------------
  Raymond G. Kennedy      Executive Vice President/Analyst                             None
-----------------------------------------------------------------------------------------------
  Wendy Cupps             Executive Vice President/Account Manager-Marketing           None
-----------------------------------------------------------------------------------------------
  Douglas Hodge           Executive Vice President/Account Manager-Client Service      None
-----------------------------------------------------------------------------------------------
  George Wood             Executive Vice President/Account Manager-Client Service      None
-----------------------------------------------------------------------------------------------
  Gordon Hally            Executive Vice President/Account Manager-Client Service      None
-----------------------------------------------------------------------------------------------
  Joseph V. McDevitt      Executive Vice President/Account Manager-Client Service      None
-----------------------------------------------------------------------------------------------
      * Mutual House 70 Conduit Street London, England W1R9TQ
-----------------------------------------------------------------------------------------------
  Tammy Arnold            Executive Vice President/Account Manager-Client Service      None
-----------------------------------------------------------------------------------------------
  Thomas Otterbein        Executive Vice President/Account Manager-Client Service      None
-----------------------------------------------------------------------------------------------
      * 1345 Avenue of the Americas, New York, NY 10105-4800
-----------------------------------------------------------------------------------------------

      * Please note business addresses for individuals located in non-headquarter offices appearing after person located at that address.

                                       i                              APPENDIX

       The table below sets forth the name of each investment company having similar investment objectives and policies to the Core Bond Series, its approximate net assets, and the fee charged by PIMCO (as a percentage of average daily net assets). PIMCO serves as advisor to individuals, banks, non-U.S. registered investment companies, pension and profit sharing plans, trusts, estates or charitable organizations, corporations or other business entities.

NAME OF INVESTMENT COMPANY                           FEE                                      APPROXIMATE NET ASSETS
--------------------------                           ---                                      ----------------------
PIMCO FUNDS
       Total Return Fund                             Annual rate of 0.25% of average                $38,476,726,528
       Total Return II                               daily net assets.                                1,617,921,454
       Total Return III                                                                                 853,388,147

PIMCO VARIABLE INSURANCE TRUST
       Total Return Bond Portfolio                   Annual rate of 0.25% of average                     58,576,873
       Total Return II Portfolio                     daily net assets.                                    5,686,557

AMERICAN SKANDIA TRUST
       Total Return Bond Portfolio                   Annual rate of 0.25% of average                  1,253,833,658
       Master Trust Total Return                     daily net assets.                                  231,554,382

FRANK RUSSELL INVESTMENT MANAGEMENT COMPANY
       Fixed Income I Fund                           For each Fund individually:                        160,712,156
       Diversified Bond Fund                         annual rate of 0.25% of net                        108,118,483
       Fixed Income III Fund                         assets based on the average of                     157,384,070
       Multistrategy Bond Fund                       ending monthly market values                       214,046,826
                                                     over 3 months, paid in arrears.

FREMONT MUTUAL FUNDS, INC.
       Total Return Fund                             Annual rate of
                                                     0.25% of average
                                                     298,698,028 daily net
                                                     assets, paid quarterly.

JNL SERIES TRUST
       JNL Series Trust                              Annual rate of 0.25% of average                     21,349,158
                                                     daily net assets, excluding the
                                                     value of client contributed capital.

MANULIFE
       Manulife Total Return Trust                   Annual rate of 0.30% on first $200                 387,916,569
                                                     million, 0.25% over $200 million
                                                     of daily net assets computed
                                                     daily and paid monthly.

PACIFIC SELECT SERIES TRUST
       Managed Bond Series                           Standard 0.25%                                   1,616,278,881
       Government Securities Series                                                                     572,679,982

PAINEWEBBER MANAGED ACCOUNTS
SERVICES PORTFOLIO TRUST
       PACE Strategic Fixed Inc.Inv.                 Annual rate of 0.25% of average                    240,953,672
                                                     daily net assets.

PAINEWEBBER SERIES TRUST
       Strategic Fixed Income                        Annual rate of 0.25% of average                      3,852,516
                                                     daily net assets.

                                       ii                              APPENDIX


PAINEWEBBER
       Strategic Income Fund                         Annual rate of 0.25% of average                     72,039,775
                                                     daily net assets.

PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC
       Pru. Div. Moderate Growth                     Annual rate of 0.25% of average                     37,220,680
       Pru. Div. Conservative Growth                 daily net assets. Computed daily                    30,375,453
       Pru. Div. Conservative Portfolio              and paid monthly.                                   79,341,949

PRUDENTIAL TARGET FUNDS
       Pru. Total Return Bond Fund of                Annual rate of 0.25% of average                     28,372,206
       Target Funds                                  daily net assets.

PRUDENTIAL SECURITIES TARGET PORTFOLIO TRUST
       Total Return Bond Portfolio                   Annual rate of 0.25% of average                     73,332,999
                                                     daily net assets.

PRUDENTIAL SERIES FUND INC.
       SP Total Return                               Annual rate of 0.25% of average                     10,417,397
                                                     daily net assets.  Computed daily
                                                     and paid monthly.

RUSSELL INSURANCE FUNDS
       Core Bond Fund                                Annual rate of 0. 25% of net                        41,902,205
                                                     assets based on the average of
                                                     ending monthly market values
                                                     over 3 months, paid in arrears.

THE HARBOR GROUP
       Harbor Bond Fund                              Annual rate of 0.50% of average                    763,765,665
                                                     daily net assets on first $25
                                                     million; 0.375% of average daily
                                                     net assets on next $25 million;
                                                                                    -
                                                     0.25% of average daily net assets
                                                     over $50 million.

OPPENHEIMER CAPITAL
       OCC Accumulation Fund                         Annual rate of 0.25% of average                     82,091,364
                                                     daily net assets.

                                     iii                              APPENDIX

                                    EXHIBIT A

                         PORTFOLIO MANAGEMENT AGREEMENT

       AGREEMENT made this ____ day of _________, 2001, among The GCG Trust (the "Trust"), a Massachusetts business trust, Directed Services, Inc. (the "Manager"), a New York corporation, and Pacific Investment Management Company LLC ("Portfolio Manager"), a limited liability company organized under the laws of Delaware.

       WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company;

       WHEREAS, the Trust is authorized to issue separate series, each of which will offer a separate class of shares of beneficial interest, each series having its own investment objective or objectives, policies, and limitations;

       WHEREAS, the Trust currently offers shares in multiple series, may offer shares of additional series in the future, and intends to offer shares of additional series in the future;

       WHEREAS, pursuant to a Management Agreement between The GCG Trust and Directed Services, Inc., dated October 24, 1997 as last amended February 22, 2001, a copy of which has been provided to the Portfolio Manager, the Trust has retained the Manager to render advisory, management, and administrative services to many of the Trust's series;

       WHEREAS, the Trust and the Manager wish to retain the Portfolio Manager to furnish investment advisory services to one or more of the series of the Trust, and the Portfolio Manager is willing to furnish such services to the Trust and the Manager;

       NOW THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed among the Trust, the Manager, and the Portfolio Manager as follows:

             1. APPOINTMENT. The Trust and the Manager hereby appoint Pacific Investment Management Company LLC to act as Portfolio Manager to the Series designated on Schedule A of this Agreement (each a "Series") for the periods and on the terms set forth in this Agreement. The Portfolio Manager accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

             In the event the Trust designates one or more series other than the Series with respect to which the Trust and the Manager wish to retain the Portfolio Manager to render investment advisory services hereunder, they shall promptly notify the Portfolio Manager in writing. If the Portfolio Manager is willing to render such services, it shall so notify the Trust and Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.

             2. PORTFOLIO MANAGEMENT DUTIES. Subject to the supervision of the Trust's Board of Trustees and the Manager, the Portfolio Manager will provide a continuous investment program for each Series' portfolio and determine the composition of the assets of each Series' portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio. The Portfolio Manager will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of each Series' assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of each Series should be held in the various securities and other investments in which it may invest, and the Portfolio Manager is hereby authorized to execute and perform such services on behalf of each Series. To the extent permitted by the investment policies of the Series, the Portfolio Manager shall make decisions for the Series as to foreign currency matters. Subject to Section 8(a) hereof, the Portfolio Manager will provide the services under this Agreement in accordance with the Series' investment objective or objectives, policies, and restrictions as stated in the Trust's Registration Statement filed with the Securities and Exchange Commission (the "SEC"), as from time to time amended (the "Registration Statement"), copies of which shall be sent to the Portfolio Manager by the Manager upon filing with the SEC. Subject to Section 8(a) hereof, the Portfolio Manager further agrees as follows:

                                       1                            EXHIBIT A

                   (a) The Portfolio Manager will (1) manage each Series so that no action or omission on the part of the Portfolio Manager within the scope of this Agreement will cause a Series to fail to meet the requirements to qualify as a regulated investment company specified in Section 851 of the Internal Revenue Code of 1986, as amended (the "Code") (other than the requirements for the Trust to register under the 1940 Act and to file with its tax return an election to be a regulated investment company, both of which shall not be the responsibility of the Portfolio Manager), (2) manage each Series so that no action or omission on the part of the Portfolio Manager within the scope of this Agreement shall cause a Series to fail to comply with the diversification requirements of Section 817(h) of the Code and regulations issued thereunder, and (3) use reasonable efforts to manage the Series so that no action or omission on the part of the Portfolio Manager within the scope of this Agreement shall cause a Series to fail to comply with any other rules and regulations pertaining to investment vehicles underlying variable annuity or variable life insurance policies; provided however, that the Portfolio Manager shall not be so obligated unless the Manager has provided copies of such rules and regulations to the Portfolio Manager. The Manager will notify the Portfolio Manager promptly if the Manager believes that a Series is in violation of any requirement specified in the first sentence of this paragraph. The Manager or the Trust will notify the Portfolio Manager of any pertinent changes, modifications to, or interpretations of Section 817(h) of the Code and regulations issued thereunder and of rules or regulations pertaining to investment vehicles underlying variable annuity or variable life insurance policies.

                   (b) The Portfolio Manager is authorized on behalf of the
             Series to enter into agreements and execute any documents required to make investments pursuant to the Registration Statement, as such Registration Statement may be amended from time to time.

                   (c) The Portfolio Manager will perform its duties hereunder pursuant to the 1940 Act and all rules and regulations thereunder, all other applicable federal and state securities laws and regulations, with any applicable procedures adopted by the Trust's Board of Trustees (the "Board") of which the Portfolio Manager has been notified in writing, and the provisions of the Registration Statement of the Trust under the Securities Act of 1933 (the "1933 Act") and the 1940 Act, as supplemented or amended, (provided that the Manager on behalf of the Board has delivered copies of any such supplement or amendments to the Portfolio Manager).

                   (d) On occasions when the Portfolio Manager deems the
             purchase or sale of a security to be in the best interest of a Series as well as of other investment advisory clients of the Portfolio Manager or any of its affiliates, the Portfolio Manager may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Portfolio Manager in a manner that is fair and equitable in the judgment of the Portfolio Manager in the exercise of its fiduciary obligations to the Trust and to such other clients, subject to review by the Manager and the Board of Trustees.

                   (e) In connection with the purchase and sale of securities for a Series, the Portfolio Manager will arrange for the transmission to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform its administrative and recordkeeping responsibilities with respect to the Series. With respect to portfolio securities to be purchased or sold through the Depository Trust Company, the Portfolio Manager will arrange for the automatic transmission of the confirmation of such trades to the Trust's custodian and portfolio accounting agent.

                   (f) The Portfolio Manager will on a reasonable efforts basis assist the portfolio accounting agent for the Trust in determining or confirming, consistent with the procedures and policies stated in the Registration Statement, the value of any portfolio securities or other assets of the Series for which market quotations are not readily available, and the parties agree that the Portfolio Manager shall not bear responsibility or liability for the determination or accuracy of the valuation of such portfolio securities and assets of the Series except

                                       2                            EXHIBIT A
             to the extent that the Portfolio Manager exercises judgment with respect to any such valuation, and then only in accordance with its standard of care as set forth in this Agreement.

                   (g) The Portfolio Manager will make available to the Trust and the Manager, promptly upon request, all of the Series' investment records and ledgers maintained by the Portfolio Manager (which shall not include the records and ledgers maintained by the custodian and portfolio accounting agent for the Trust) as are necessary to assist the Trust and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940 (the "Advisers Act"), as well as other applicable laws.

                   (h) The Portfolio Manager will provide reports to the Trust's
             Board of Trustees for consideration at meetings of the Board on the investment program for the Series and the issuers and securities represented in the Series' portfolio, and will furnish the Trust's Board of Trustees with respect to the Series such periodic and special reports as the Trustees and the Manager may reasonably request as agreed to by the Portfolio Manager.

                   (i) In rendering the services required under this Agreement, the Portfolio Manager may, from time to time, employ or associate with itself such person or persons as it believes necessary to assist it in carrying out its obligations under this Agreement. However, the Portfolio Manager may not retain as subadviser any company that would be an "investment adviser," as that term is defined in the 1940 Act, to the Series unless the contract with such company is approved by a majority of the Trust's Board of Trustees and a majority of Trustees who are not parties to any agreement or contract with such company and who are not "interested persons," as defined in the 1940 Act, of the Trust, the Manager, or the Portfolio Manager, or any such company that is retained as subadviser, and is approved by the vote of a majority of the outstanding voting securities of the applicable Series of the Trust to the extent required by the 1940 Act. The Portfolio Manager shall be responsible for making reasonable inquiries and for reasonably ensuring that any employee of the Portfolio Manager, any subadviser that the Portfolio Manager has employed or with which it has associated with respect to the Series, or any employee thereof has not, to the best of the Portfolio Manager's knowledge, in any material connection with the handling of Trust assets:

                        (1) been convicted, in the last ten (10) years, of any
                   felony or misdemeanor arising out of conduct involving embezzlement, fraudulent conversion, or misappropriation of funds or securities, involving violations of Sections 1341, 1342, or 1343 of Title 18, United States Code, or involving the purchase or sale of any security; or

                        (2) been found by any federal or state regulatory
                   authorities, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of federal or state securities laws involving fraud, deceit, or knowing misrepresentation.

             3. BROKER-DEALER SELECTION. The Portfolio Manager is hereby authorized to place orders for the purchase and sale of securities with or through such persons, brokers or dealers and to negotiate commissions to be paid on such transactions and to supervise the execution thereof. The Portfolio Manager's primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the prospectus and/or statement of additional information for the Trust, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firms involved, and the firm's risk in positioning a block of securities. Accordingly, the price to the Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Portfolio Manager in the exercise of its fiduciary obligations to the Trust, by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Trustees may determine and consistent with
       Section 28(e) of the Securities Exchange Act of 1934, the Portfolio Manager may effect a transaction on behalf of the Series with a broker-dealer who provides brokerage and research services to the Portfolio Manager notwithstanding the fact that the commissions payable with respect to any such transaction may be greater than the amount of any commission another broker-dealer would have charged for effecting that transaction, if the Portfolio Manager or its affiliate determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in

                                       3                            EXHIBIT A
       terms of either that particular transaction or the Portfolio Manager's or its affiliate's overall responsibilities with respect to the Series and to their other clients as to which they exercise investment discretion. To the extent consistent with these standards, the Portfolio Manager is further authorized to allocate the orders placed by it on behalf of the Series to the Portfolio Manager if it is registered as a broker-dealer with the SEC, to its affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material, or other services to the Series, the Portfolio Manager, or an affiliate of the Portfolio Manager. Such allocation shall be in such amounts and proportions as the Portfolio Manager shall determine consistent with the above standards, and the Portfolio Manager will report on said allocation regularly to the Board of Trustees of the Trust indicating the broker-dealers to which such allocations have been made and the basis therefor.

             4. DISCLOSURE ABOUT PORTFOLIO MANAGER. The Portfolio Manager has reviewed the post-effective amendment to the Registration Statement for the Trust filed with the SEC that contains disclosure about the Portfolio Manager, and represents and warrants that, with respect to the disclosure about or information concerning the Portfolio Manager, to the Portfolio Manager's knowledge, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Portfolio Manager further represents and warrants that it is a duly registered investment adviser under the Advisers Act, or alternatively that it is not required to be a registered investment adviser under the Advisers Act to perform the duties described in this Agreement, and that it is a duly registered investment adviser in all states in which the Portfolio Manager is required to be registered.

             5. EXPENSES. During the term of this Agreement, the Portfolio Manager will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement. The Manager or the Trust shall be responsible for all the expenses of the Trust's operations including, but not limited to:

                    (a) Expenses of all audits by the Trust's independent public accountants;

                    (b) Expenses of the Series' transfer agent, registrar,
               dividend disbursing agent, and shareholder recordkeeping services;

                    (c) Expenses of the Series' custodial services including
               recordkeeping services provided by the custodian;

                    (d) Expenses of obtaining quotations for calculating the
               value of each Series' net assets;

                    (e) Expenses of obtaining Portfolio Activity Reports and
               Analyses of International Management Reports (as appropriate) for each Series;

                    (f) Expenses of maintaining the Trust's tax records;

                    (g) Salaries and other compensation of any of the Trust's
               executive officers and employees, if any, who are not officers, directors, stockholders, or employees of the Portfolio Manager or an affiliate of the Portfolio Manager;

                    (h) Taxes levied against the Trust;

                    (i) Brokerage fees, commissions, transfer fees, registration fees, taxes and similar liabilities and costs properly payable or incurred in connection with the purchase and sale of portfolio securities for the Series;

                    (j) Costs, including the interest expense, of borrowing
               money;

                    (k) Costs and/or fees incident to meetings of the Trust's
               shareholders, the preparation and mailings of prospectuses and reports of the Trust to its shareholders, the filing of reports with regulatory bodies, the maintenance of the Trust's existence, and the regulation of shares with federal and state securities or insurance authorities;

                    (l) The Trust's legal fees, including the legal fees related to the registration and continued qualification of the Trust's shares for sale;

                                       4                            EXHIBIT A

                    (m) Costs of printing stock certificates representing shares of the Trust;

                    (n) Trustees' fees and expenses to trustees who are not
               officers, employees, or stockholders of the Portfolio Manager or any affiliate thereof;

                    (o) The Trust's pro rata portion of the fidelity bond
               required by Section 17(g) of the 1940 Act, or other insurance premiums;

                    (p) Association membership dues;

                    (q) Extraordinary expenses of the Trust as may arise
               including expenses incurred in connection with litigation, proceedings, and other claims (unless the Portfolio Manager is responsible for such expenses under Section 14 of this Agreement), and the legal obligations of the Trust to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; and

                    (r) Organizational and offering expenses.

             6. COMPENSATION. For the services provided, the Manager will pay the Portfolio Manager a fee, payable as described in Schedule B.

             7. SEED MONEY. The Manager agrees that the Portfolio Manager shall not be responsible for providing money for the initial capitalization of the Series.

             8.  COMPLIANCE.

                   (a) The Trust and the Manager acknowledge that the Portfolio
             Manager is not the compliance agent for any Series or for the Trust or the Manager, and does not have access to all of each Series' books and records necessary to perform certain compliance testing. To the extent that the Portfolio Manager has agreed to perform the services specified in Section 2 in accordance with the Trust's registration statement, the Trust's Agreement and Declaration of Trust and By-Laws, the Trust's Prospectus and any policies adopted by the Trust's Board of Trustees applicable to the Series (collectively, the "Charter Requirements"), and in accordance with applicable law (including Subchapters M and L of the Code, the 1940 Act and the Advisers Act ("Applicable Law")), the Portfolio Manager shall perform such services based upon its books and records with respect to each Series, which comprise a portion of each Series' books and records, and upon information and written instructions received from the Trust, the Manager or the Trust's administrator, and shall not be held responsible under this Agreement so long as it performs such services in accordance with this Agreement, the Charter Requirements and Applicable Law based upon such books and records and such information and instructions provided by the Trust, the Manager, or the Trust's administrator. The Manager shall promptly provide the Portfolio Manager with copies of the Trust's registration statement, the Trust's Agreement and Declaration of Trust and By-Laws, the Trust's currently effective Prospectus and any written policies and procedures adopted by the Trust's Board of Trustees applicable to the Portfolio and any amendments or revisions thereto.

                   (b) The Portfolio Manager agrees that it shall promptly
             notify the Manager and the Trust (1) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code (the "Code"), or (2) upon having a reasonable basis for believing that the Series has ceased to comply with the diversification provisions of Section 817(h) of the Code or the regulations thereunder. The Portfolio Manager further agrees to notify the Manager and the Trust promptly of any material fact known to the Portfolio Manager respecting the description of the Portfolio Manager that is not contained in the Registration Statement or prospectus for the Trust, or any amendment or supplement thereto, and is required to be stated therein or necessary to make the statements therein not misleading, or of any statement contained therein that becomes untrue in any material respect.

                   (c) The Manager agrees that it shall immediately notify the
             Portfolio Manager (1) upon having a reasonable basis for believing that

                                       5                            EXHIBIT A
             the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code, or (2) upon having a reasonable basis for believing that the Series has ceased to comply with the diversification provisions of Section 817(h) of the Code or the Regulations thereunder.

             9. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Portfolio Manager hereby agrees that all records which it maintains for the Series are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's or the Manager's request, although the Portfolio Manager may, at its own expense, make and retain a copy of such records. The Portfolio Manager further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in such rules.

             10. COOPERATION. Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC and state insurance regulators) in connection with any investigation or inquiry relating to this Agreement or the Trust; provided however that this agreement to cooperate does not apply where the party does not reasonably believe the government authority has authority to request the information or the information is privileged or confidential.

             11.  REPRESENTATIONS RESPECTING PORTFOLIO MANAGER.

                   (a) During the term of this Agreement, the Trust and the
             Manager agree to furnish to the Portfolio Manager at its principal offices prior to use thereof copies of all Registration Statements and amendments thereto, prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Trust or any Series or to the public that refer or relate in any way to the Portfolio Manager, Pacific Investment Management Company LLC or any of its affiliates (other than the Manager), or that use any derivative of the name, Pacific Investment Management Company LLC or any logo associated therewith. The Trust and the Manager agree that they will not use any such material without the prior consent of the Portfolio Manager. In the event of the termination of this Agreement, the Trust and the Manager will furnish to the Portfolio Manager copies of any of the above-mentioned materials that refer or relate in any way to the Portfolio Manager;

                   (b) the Trust and the Manager will furnish to the Portfolio
             Manager such information relating to either of them or the business affairs of the Trust as the Portfolio Manager shall from time to time reasonably request in order to discharge its obligations hereunder;

                   (c) the Manager and the Trust agree that neither the Trust, the Manager, nor affiliated persons of the Trust or the Manager shall give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Portfolio Manager or the Series other than the information or representations contained in the Registration Statement, prospectus, or statement of additional information for the Trust, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Trust, or in sales literature or other promotional material approved in advance by the Portfolio Manager, except with the prior permission of the Portfolio Manager.

             12. CONTROL. Notwithstanding any other provision of the Agreement, it is understood and agreed that the Trust shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and reserve the right to direct, approve, or disapprove any action hereunder taken on its behalf by the Portfolio Manager.

             13. SERVICES NOT EXCLUSIVE. It is understood that the services of the Portfolio Manager are not exclusive, and nothing in this Agreement shall prevent the Portfolio Manager (or its affiliates) from providing similar services to other clients, including investment companies (whether or not their investment objectives and policies are similar to those of the Series) or from engaging in other activities.

             14. LIABILITY. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Trust and the Manager agree that the Portfolio Manager, any affiliated person of the Portfolio Manager, and each person, if any, who, within the meaning of
       Section 15 of the 1933 Act, controls the Portfolio Manager shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful

                                       6                            EXHIBIT A
       misfeasance, bad faith, or gross negligence in the performance of the Portfolio Manager's duties, or by reason of reckless disregard by the Portfolio Manager of its obligations and duties under this Agreement.

             The Portfolio Manager is expressly authorized to rely upon any and all instructions, approvals and notices given on behalf of the Trust by any one or more of those persons designated as representatives of the Trust whose names, titles and specimen signatures appear in Schedule C attached hereto. The Trust may amend such Schedule C from time to time by written notice to the Portfolio Manager. The Portfolio Manager shall continue to rely upon these instructions until notified by the Trust to the contrary.

             15.  INDEMNIFICATION.

                   (a) Notwithstanding Section 14 of this Agreement, the Manager agrees to indemnify and hold harmless the Portfolio Manager, any affiliated person of the Portfolio Manager (other than the Manager), and each person, if any, who, within the meaning of
             Section 15 of the 1933 Act controls ("controlling person") the Portfolio Manager (all of such persons being referred to as "Portfolio Manager Indemnified Persons") against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Portfolio Manager Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, the Code, under any other statute, at common law or otherwise, arising out of the Manager's responsibilities to the Trust which (1) may be based upon the willful misfeasance, bad faith or gross negligence of the Manager, any of its employees or representatives or any affiliate of or any person acting on behalf of the Manager or (2) may be based upon any untrue statement or alleged untrue statement of a material fact supplied by, or which is the responsibility of, the Manager and contained in the Registration Statement or prospectus covering shares of the Trust or a Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Manager and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Trust or to any affiliated person of the Manager by a Portfolio Manager Indemnified Person; provided however, that in no case shall the indemnity in favor of the Portfolio Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

                   (b) Notwithstanding Section 14 of this Agreement, the
             Portfolio Manager agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager (other than the Portfolio Manager), and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls ("controlling person") the Manager (all of such persons being referred to as "Manager Indemnified Persons") against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, the Code, under any other statute, at common law or otherwise, arising out of the Portfolio Manager's responsibilities as Portfolio Manager of the Series which (1) may be based upon the willful misfeasance, bad faith or gross negligence of the Portfolio Manager, any of its employees or representatives, or any affiliate of or any person acting on behalf of the Portfolio Manager, (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering the shares of the Trust or a Series, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Portfolio Manager and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission relate to the description of the Portfolio Manager; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

                   (c) The Manager shall not be liable under Paragraph (a) of this Section 15 with respect to any claim made against a Portfolio Manager Indemnified Person unless such Portfolio Manager Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons, notice, or other first legal process or notice giving information of the nature of the claim shall have been served upon such

                                       7                            EXHIBIT A

             Portfolio Manager Indemnified Person (or after such Portfolio Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability which it may have to the Portfolio Manager Indemnified Person against whom such action is brought otherwise than on account of this Section 15. In case any such action is brought against the Portfolio Manager Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Portfolio Manager Indemnified Person, to assume the defense thereof, with counsel of Manager's choice. If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent both the Manager and the Portfolio Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Portfolio Manager Indemnified Person, adequately represent the interests of the Portfolio Manager Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Portfolio Manager Indemnified Person, with counsel of Manager's choice. The Portfolio Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Portfolio Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Portfolio Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Portfolio Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Portfolio Manager Indemnified Person.

                   (d) The Portfolio Manager shall not be liable under Paragraph
             (b) of this Section 15 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Portfolio Manager in writing within a reasonable time after the summons, notice, or other first legal process or notice giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Portfolio Manager of any such claim shall not relieve the Portfolio Manager from any liability which it may have to the Manager Indemnified Person against whom such action is brought otherwise than on account of this Section 15. In case any such action is brought against the Manager Indemnified Person, the Portfolio Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel of Portfolio Manager's choice. If the Portfolio Manager assumes the defense of any such action and the selection of counsel by the Portfolio Manager to represent both the Portfolio Manager and the Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Portfolio Manager will, at its own expense, assume the defense with counsel to the Portfolio Manager and, also at its own expense, with separate counsel to the Manager Indemnified Person with counsel of Portfolio Manager's choice. The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Portfolio Manager shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Portfolio Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Manager Indemnified Person.

             16. DURATION AND TERMINATION. This Agreement shall become effective on the date first indicated above. Unless terminated as provided herein, the Agreement shall remain in full force and effect for two (2) years from such date and continue on an annual basis thereafter with respect to each Series; provided that such annual continuance is specifically approved each year by (a) the vote of a majority of the entire Board of Trustees of the Trust, or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Series, and (b) the vote of a majority of those Trustees who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. The Portfolio Manager shall not provide any services for such Series or receive any fees on account of such Series with respect to which this Agreement is not approved as described in the

                                       8                            EXHIBIT A
       preceding sentence. However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or (ii) that this agreement has not been approved by the vote of a majority of the outstanding shares of the Trust, unless such approval shall be required by any other applicable law or otherwise. Notwithstanding the foregoing, this Agreement may be terminated for each or any Series hereunder: (a) by the Manager at any time without penalty, upon sixty (60) days' written notice to the Portfolio Manager and the Trust, (b) at any time without payment of any penalty by the Trust, upon the vote of a majority of the Trust's Board of Trustees or a majority of the outstanding voting securities of each Series, upon sixty (60) day's written notice to the Manager and the Portfolio Manager, or (c) by the Portfolio Manager at any time without penalty, upon sixty (60) days written notice to the Manager and the Trust. In addition, this Agreement shall terminate with respect to a Series in the event that it is not initially approved by the vote of a majority of the outstanding voting securities of that Series at a meeting of shareholders at which approval of the Agreement shall be considered by shareholders of the Series. In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Manager or the Trust, free from any claim or retention of rights in such records by the Portfolio Manager, although the Portfolio Manager may, at its own expense, make and retain a copy of such records. The Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act). In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 2(f), 9, 10, 11, 14, 15, and 18 of this Agreement shall remain in effect, as well as any applicable provision of this Paragraph numbered 16.

             17. AMENDMENTS. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (i) the Trustees of the Trust, including a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement, and
       (ii) the holders of a majority of the outstanding voting securities of the Series, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

             18.  USE OF NAME.

                   (a) It is understood that the name "Directed Services, Inc."
             or any derivative thereof or logo associated with that name is the valuable property of the Manager and/or its affiliates, and that the Portfolio Manager has the right to use such name (or derivative or logo) only with the approval of the Manager and only so long as the Manager is Manager to the Trust and/or the Series. Upon termination of the Management Agreement between the Trust and the Manager, the Portfolio Manager shall as soon as is reasonably possible cease to use such name (or derivative or logo).

                   (b) It is understood that the name Pacific Investment
             Management Company LLC or any derivative thereof or logo associated with that name is the valuable property of the Portfolio Manager and its affiliates and that the Trust and/or the Series have the right to use such name (or derivative or logo) in offering materials of the Trust with the approval of the Portfolio Manager and for so long as the Portfolio Manager is a portfolio manager to the Trust and/or the Series. Upon termination of this Agreement between the Trust, the Manager, and the Portfolio Manager, the Trust shall as soon as is reasonably possible cease to use such name (or derivative or logo).

             19. AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST. A copy of the Amended and Restated Agreement and Declaration of Trust for the Trust is on file with the Secretary of the Commonwealth of Massachusetts. The Amended and Restated Agreement and Declaration of Trust has been executed on behalf of the Trust by Trustees of the Trust in their capacity as Trustees of the Trust and not individually. The obligations of this Agreement shall be binding upon the assets and property of the Trust and shall not be binding upon any Trustee, officer, or shareholder of the Trust individually.

             20. DELIVERY OF PART II OF FORM ADV. Concurrently with the execution of this Agreement, the Portfolio Manager is delivering to the Trust a copy of Part II of its Form ADV, as revised, on file with the Securities and Exchange Commission. The Trust acknowledges receipt of such copy.

                                       9                            EXHIBIT A

             21. FUTURES AND OPTIONS. The Portfolio Manager's investment authority shall include the authority to purchase, sell cover open positions, and generally to deal in financial futures contracts and options thereon, in accordance with the Series' investment objective or objectives, policies and restrictions as stated in the Trust's Registration Statement.

             The Trust will: (i) open and maintain brokerage accounts for financial futures and options (such accounts hereinafter referred to as :brokerage accounts: on behalf of and in the name of the Series and (ii) execute for and on behalf of the Series, standard customer agreements with a broker or brokers. The Portfolio Manager may, using such of the securities and other property in the Series as the Portfolio manager deems necessary or desirable, direct the custodian to deposit on behalf of the Series, original and maintenance brokerage deposits and otherwise direct payments of cash, cash equivalents and securities and other property into such brokerage accounts and to such brokers as the Portfolio Manager deems desirable or appropriate.

             The Portfolio manager has delivered to the Trust a copy of its Disclosure Document, as amended, dated June 15, 2000, on file with the Commodity Futures Trading Commission. The Trust hereby acknowledges receipt of such copy.

             22. NOTICES. Any written notice required by or pertaining to this Agreement shall be personally delivered to the party for whom it is intended, at the address stated below, or shall be sent to such party by prepaid first class mail or facsimile.

             If to the Trust:         The GCG Trust
                                      1475 Dunwoody Drive
                                      West Chester, PA  19380
                                      Fax:  610-425-3820
                                      Attention:   Myles R. Tashman, Esq.

             If to the                Pacific Investment Management Company LLC
             Portfolio Manager:       840 Newport Center Drive, Suite 300
                                      Newport Beach, CA  92660
                                      Fax:  949-720-1376
                                      Attention:  Chief Legal Officer
                                      cc:  [Account Manager Name, Title]


             23.  MISCELLANEOUS.

                   (a) This Agreement shall be governed by the laws of the
             Commonwealth of Massachusetts, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder. The term "affiliate" or "affiliated person" as used in this Agreement shall mean "affiliated person" as defined in Section 2(a)(3) of the 1940 Act.

                   (b) The captions of this Agreement are included for
             convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

                   (c) To the extent permitted under Section 16 of this
             Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties.

                   (d) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be several.

                   (e) Nothing herein shall be construed as constituting the
             Portfolio Manager as an agent of the Manager, or constituting the Manager as an agent of the Portfolio Manager.

                                       10                            EXHIBIT A

       IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

                                          THE GCG TRUST

    Attest                                By:
          ---------------------------        ------------------------------

    Title:                                Title:
          ---------------------------           ---------------------------


                                          DIRECTED SERVICES, INC.

    Attest                                By:
          ---------------------------        ------------------------------

    Title:                                Title:
          ---------------------------           ---------------------------


                                          PACIFIC INVESTMENT MANAGEMENT
                                          COMPANY LLC

    Attest                                By:
          ---------------------------        ------------------------------

    Title:                                Title:
          ---------------------------           ---------------------------

                                       11                            EXHIBIT A

                                   SCHEDULE A

       The Series of The GCG Trust, as described in Section 1 of the attached Portfolio Management Agreement, to which Pacific Investment Management Company LLC shall act as Portfolio Manager are as follows:

Core Bond Series

                                       12                            EXHIBIT A

                                   SCHEDULE B

                       Compensation for Services to Series

       For the services provided by Pacific Investment Management Company LLC to the following Series of The GCG Trust, pursuant to the attached Portfolio Management Agreement, the Manager will pay the Portfolio Manager a fee for each Series, computed daily and payable monthly, based on the average daily net assets of the Series at the following annual rates of the average daily net assets of the Series:

Core Bond Series:     0.25%

                                       13                            EXHIBIT A


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